UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2015
SPECTRUM PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35006	93-0979187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11500 S. Eastern Ave., Ste. 240, Henderson, NV	89052
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (702) 835-6300
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 11, 2015, Spectrum Pharmaceuticals, Inc. submitted to the U.S. Food and Drug Administration a New Drug Application for apaziquone for immediate intravesical instillation post-transurethral resection of bladder tumors in patients with non-muscle invasive bladder cancer.

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spectrum Pharmaceuticals, Inc.

Date: December 16, 2015	By:	/s/ Kurt A. Gustafson
Kurt A. Gustafson
Executive Vice President and Chief
Financial Officer